UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 6, 2006

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

1-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

8600 Wurzbach, Suite 700W San Antonio, Texas (Address of Principal Executive Offices)	78240 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02. Unregistered Sales of Equity Securities.

On January 6, 2006, we issued 98,328 shares of our common stock, $.001 par value per share to Franklin, Cardwell & Jones pursuant to the partial conversion of principal of and accrued and unpaid interest on a promissory note dated November 1, 2004. The stock was issued pursuant to the exemption from registration provided by Section 3(9) as an exchange of outstanding obligations for common stock without the payment of additional consideration. In addition, the stock was exempt from registration under Section 4(2) of the Securities Act because there was no public solicitation, we had a prior relationship with Franklin, Cardwell & Jones, and the stock is subject to restrictions on resale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications, Inc. Dated: February 6, 2006

By:	/s/ Antonio Estrada
Antonio Estrada
Corporate Controller